UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Bank and Thrift Opportunity Fund

Semiannual Report

4.30.09

Ticker | **BTO**

Portfolio summary

Top 10 holdings[1]

Cullen/Frost Bankers, Inc.	4.9%	JPMorgan Chase & Co.	3.6%

Bank of America Corp.	4.3%	Signature Bank	3.4%

PNC Financial Services Group, Inc.	4.2%	U.S. Bancorp.	3.4%

M&T Bank Corp.	4.0%	People’s United Financial, Inc.	3.2%

Bank of New York Mellon Corp.	3.7%	Hancock Holding Co.	3.0%

Industry composition[2,3]

Regional banks	53%	Asset management & custody banks	8%

Thrifts & mortgage finance	10%	Diversified banks	8%

Diversified financial services	10%	Short-term investments & other	11%

1 As a percentage of the Fund’s net assets on April 30, 2009. Excludes cash and cash equivalents.

2 As a percentage of the Fund’s net assets on April 30, 2009.

3 Investments concentrated in one industry may fluctuate more widely than investments diversified across industries.

6	Bank and Thrift Opportunity Fund | Semiannual report

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 4-30-09 (unaudited)

	Interest	Maturity	Credit	Par
Issuer, description	rate	date	rating (A)	value	Value

Bonds 0.29%					$848,809
(Cost $1,976,560)

Regional Banks 0.29%					848,809

CBG Florida REIT Corp. (S)	7.114%	05-29-49	CC	$2,100,000	110,851

Webster Capital Trust IV (P)	7.650	06-15-37	BB–	1,725,000	737,958

Issuer				Shares	Value

Common stocks 84.11%					$244,489,212

(Cost $309,619,576)

Asset Management & Custody Banks 7.82%					22,746,106

Bank of New York Mellon Corp.				426,946	10,878,584

Northern Trust Corp.				78,712	4,278,785

State Street Corp.				222,348	7,588,737

Diversified Banks 7.57%					21,997,399

Comerica, Inc.				248,691	5,217,537

U.S. Bancorp.				538,204	9,806,077

Wells Fargo & Co.				348,515	6,973,785

Diversified Financial Services 7.88%					22,910,565

Bank of America Corp.				1,390,067	12,413,298

JPMorgan Chase & Co.				318,099	10,497,267

Regional Banks 50.28%					146,139,965

Avenue Bank (B)				300,000	626,563

Bank of Marin Bancorp				14,868	380,844

BB&T Corp. (L)				171,178	3,995,295

Beverly National Corp.				97,500	1,555,125

Bridge Capital Holdings (I)				150,564	775,405

Camden National Corp.				69,218	2,007,321

Capital City Bank Group, Inc. (L)				60,743	913,575

City Holding Co.				41,459	1,222,626

CoBiz Financial, Inc. (L)				247,810	1,454,645

Cullen/Frost Bankers, Inc.				301,389	14,192,408

DNB Financial Corp.				78,515	549,605

Eastern Virginia Bankshares, Inc.				100,000	895,000

ECB Bancorp., Inc.				27,504	434,563

F.N.B. Corp.				527,981	3,970,417

First Bancorp, Inc.				146,499	2,556,408

Hancock Holding Co.				232,176	8,792,505

See notes to financial statements

Semiannual report | Bank and Thrift Opportunity Fund	7

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)

Harleysville National Corp.	151,897	$1,332,137

Heritage Financial Corp.	92,940	1,047,434

Heritage Oaks Bancorp	19,950	119,700

IBERIANBANK Corp.	96,772	4,420,545

Independent Bank Corp.	23,467	468,401

International Bancshares Corp. (L)	166,029	2,243,052

Investors Bancorp, Inc. (I)	45,534	417,091

KeyCorp	536,780	3,301,197

Lakeland Financial Corp.	144,802	2,717,934

M&T Bank Corp. (L)	219,416	11,508,369

MB Financial, Inc.	156,100	2,127,643

Northrim Bancorp., Inc.	77,232	884,306

Pacific Continental Corp.	242,191	2,780,353

Pinnacle Financial Partners, Inc. (I)	50,917	908,359

PNC Financial Services Group, Inc.	305,689	12,135,854

Prosperity Bancshares, Inc.	286,100	7,944,997

S&T Bancorp, Inc. (L)	154,700	2,764,489

S.Y. Bancorp, Inc.	28,933	729,690

SCBT Financial Corp.	110,389	2,546,674

Signature Bank (I)	361,930	9,840,877

Smithtown Bancorp., Inc.	49,500	663,300

Southcoast Financial Corp. (I)	64,413	357,492

SunTrust Banks, Inc.	188,771	2,725,853

SVB Financial Group (I)	338,489	7,027,032

Synovus Financial Corp.	517,302	1,670,885

TCF Financial Corp. (L)	355,338	4,942,752

Texas Capital Bancshares, Inc. (I)	282,880	3,960,320

Valley National Bancorp. (L)	110,530	1,599,369

Washington Trust Bancorp, Inc.	198,110	3,615,507

Westamerica Bancorp	30,499	1,635,661

Zions Bancorp	309,276	3,380,387

Thrifts & Mortgage Finance 10.56%		30,695,177

Beneficial Mutual Bancorp, Inc. (I)	7,497	75,420

Berkshire Hills Bancorp, Inc.	348,903	7,871,252

Dime Community Bancshares, Inc.	138,688	1,156,658

ESSA Bancorp, Inc.	86,295	1,177,064

Flushing Financial Corp.	136,439	1,256,603

Hingham Institution for Savings	80,000	2,238,400

Hudson City Bancorp, Inc.	292,810	3,677,693

LSB Corp.	65,000	592,800

Northwest Bancorp, Inc.	97,108	1,707,159

Parkvale Financial Corp.	17,600	186,736

People’s United Financial, Inc.	590,723	9,227,093

WSFS Financial Corp.	56,374	1,528,299

See notes to financial statements

8	Bank and Thrift Opportunity Fund | Semiannual report

F I N A N C I A L   S T A T E M E N T S

		Credit
Issuer, description		rating (A)	Shares	Value

Preferred stocks 2.38%				$6,919,940

(Cost $5,901,919)

Diversified Banks 0.14%				397,510

Wells Fargo & Co. , 8.000% (L)		A	21,487	397,510

Diversified Financial Services 1.94%				5,656,400

Bank of America Corp. , 8.200% (L)		BB–	192,685	2,909,543

Bank of America Corp. , 8.625%		BB–	196,064	2,746,857

Regional Banks 0.30%				866,030

Fifth Third Capital Trust V, 7.250%		BBB–	20,944	270,178

Fifth Third Capital Trust VI, 7.250%		BBB–	23,328	300,932

Fifth Third Capital Trust VII, 8.875%		BBB–	6,039	91,491

Keycorp Capital VIII, 7.000%		BB+	9,221	115,631

Keycorp Capital X, 8.000%		BB+	6,353	87,798

Convertible preferred stocks 1.74%				$5,063,490

(Cost $6,825,723)

Regional Banks 1.74%				5,063,490

Fifth Third Bancorp, 8.50%		BBB–	21,000	1,215,690

Huntington Bancshares, Inc., 8.50%		Ba2	5,267	2,686,170

South Financial Group, Inc., 10.00%		BB–	793	182,390

South Financial Group, Inc., 10.00%		BB–	2,638	606,740

Webster Financial Corp., 8.50%		BB–	1,000	372,500

		Credit
Issuer, description, maturity date		rating (A)	Par value	Value

Capital preferred securities 0.00%				$600

(Cost $5,734,283)
Diversified Financial Services 0.00%				600

Preferred Term Securities XXV, Ltd., Zero
Coupon, 6-22-37		None	$3,000,000	300

Preferred Term Securities XXVII, Ltd.,
Zero Coupon, 3-22-38		None	3,000,000	300

		Interest
Issuer		rate	Shares	Value

Short-term investments 21.47%				$62,397,437
(Cost $62,397,437)

Cash Equivalents 9.85%				28,631,166

John Hancock Cash Investment Trust (T)(W)		0.7696% (Y)	28,632	28,631,166

	Interest	Maturity
Issuer, description	rate	date	Par value	Value

Certificates of Deposit 0.03%				71,411

Country Bank For Savings	2.960%	08-31-10	$1,785	1,785

First Bank Richmond	3.690	12-05-10	17,016	17,016

First Bank System, Inc.	2.862	05-01-09	4,455	4,455

First Federal Savings Bank of Louisiana	2.980	12-07-09	2,847	2,847

Framingham Cooperative Bank	4.500	09-10-09	3,401	3,401

Home Bank	4.150	12-04-10	16,275	16,275

See notes to financial statements

Semiannual report | Bank and Thrift Opportunity Fund	9

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity
Issuer, description	rate	date	Par value	Value

Certificates of Deposit (continued)

Machias Savings Bank	3.540%	05-24-09	$1,672	$1,672

Middlesex Savings Bank	3.500	08-19-10	1,818	1,818

Midstate Federal Saving and Loan	3.200	05-27-09	1,811	1,811

Milford Bank	3.400	05-27-09	1,666	1,666

Milford Federal Savings and Loan Assn.	3.150	02-28-10	1,836	1,836

Mount Mckinley Savings Bank	4.030	12-03-09	1,564	1,564

Mt. Washington Bank	3.040	05-31-09	1,880	1,880

Natick Savings Bank	1.580	08-31-09	1,832	1,832

Newburyport Bank	2.750	10-21-10	1,904	1,904

Newton Savings Bank	3.750	05-30-09	1,674	1,674

OBA Federal Savings and Loan	4.600	06-15-09	1,145	1,145

Plymouth Savings Bank	3.590	04-21-11	1,730	1,730

Randolph Savings Bank	4.000	09-13-09	1,714	1,714

Salem Five Cents Savings Bank	1.490	12-17-09	1,694	1,694

Sunshine Federal Savings and Loan Assn.	5.000	05-10-09	1,692	1,692

U.S. Government Agency 11.59%				33,694,860

Federal Home Loan Bank,
Discount Note	Zero	05-01-09	16,900,000	16,900,000

U.S. Treasury Bill	Zero	06-11-09	3,600,000	3,599,242

U.S. Treasury Bill	Zero	06-25-09	13,200,000	13,195,618

Total investments (Cost $392,455,498)† 109.99%				$319,719,488

Liabilities in excess of other assets (9.99%)				($29,039,910)

Total net assets 100.00%				$290,679,578

REIT Real Estate Investment Trust

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of April 30, 2009.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield as of April 30, 2009.

† At April 30, 2009, the aggregate cost of investment securities for federal income tax purposes was $392,477,074. Net unrealized depreciation aggregated $72,757,586, of which $23,056,247 related to appreciated investment securities and $95,813,833 related to depreciated investment securities.

See notes to financial statements

10	Bank and Thrift Opportunity Fund | Semiannual report

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-09 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes.

Assets

Investments in unaffiliated issuers, at value (Cost $363,824,332) including
$27,515,420 of securities loaned (Note 2)	$291,088,322
Investments in affiliated issuers, at value (Cost $28,631,166) (Note 2)	28,631,166

Total investments, at value (Cost $392,455,498)	319,719,488
Cash	18,563
Dividends and interest receivable	705,693
Receivable for security lending income	130,543
Other receivables and prepaid assets	112,790

Total assets	320,687,077

Liabilities

Payable for investments purchased	983,725
Payable upon return of securities loaned (Note 2)	28,631,166
Payable to affiliates
Accounting and legal services fees	58,152
Transfer agent fees	16,134
Trustees’ fees	82,572
Management fees	62,492
Other liabilities and accrued expenses	173,258

Total liabilities	30,007,499

Net assets

Capital paid-in	$386,305,878
Distributions in excess of net investment income	(6,355,026)
Accumulated net realized loss on investments	(16,535,264)
Net unrealized depreciation on investments	(72,736,010)

Net assets applicable to common shares	$290,679,578

Net asset value per share

Based on 21,100,000 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value.	$13.78

See notes to financial statements

Semiannual report | Bank and Thrift Opportunity Fund	11

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 4-30-09 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$5,755,671
Securities lending	440,762
Interest	163,952
Income from affiliated issuers	124,219

Total investment income	6,484,604

Expenses

Investment management fees (Note 5)	1,778,877
Transfer agent fees	68,785
Printing and postage fees	78,551
Professional fees	71,886
Custodian fees	28,095
Registration and filing fees	52,724
Accounting and legal services fees (Note 5)	386,713
Trustees’ fees	8,337

Total expenses	2,473,968
Less expense reductions (Note 5)	(232,028)

Net expenses	2,241,940

Net investment income	4,242,664

Realized and unrealized gain (loss)

Net realized loss on
Investments in unaffiliated issuers	(3,372,070)
(3,372,070)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(125,567,672)
(125,567,672)
Net realized and unrealized loss	(128,939,742)

Decrease in net assets from operations	($124,697,078)

1 Semiannual period from 11-1-08 to 4-30-09.

See notes to financial statements

12	Bank and Thrift Opportunity Fund | Semiannual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Period	Year
	ended	ended
	4-30-09[1]	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$4,242,664	$13,167,894
Net realized gain (loss)	(3,372,070)	22,722,333
Change in net unrealized appreciation (depreciation)	(125,567,672)	(211,704,533)

Decrease in net assets resulting from operations	(124,697,078)	(175,814,306)

Distributions to shareholders
From net investment income	(10,552,532)[2]	(14,432,596)
From net realized gain	(13,121,668)[2]	(100,477,621)
From tax return of capital	—	(10,649,131)

Total distributions	(23,674,200)	(125,559,348)

Total decrease	(148,371,278)	(301,373,654)

Net assets

Beginning of period	439,050,856	740,424,510

End of period	$290,679,578	$439,050,856

Distributions in excess of net investment income	($6,355,026)	($45,158)

1 Semiannual period from 11-1-08 to 4-30-09. Unaudited.

2 A portion of the distribution may be deemed a tax return of capital at year-end.

See notes to financial statements

Semiannual report | Bank and Thrift Opportunity Fund	13

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	4-30-09[1]	10-31-08[3]	10-31-07[3]	10-31-06[3]	10-31-05[2,3]	10-31-04[2,3]

Per share operating performance

Net asset value, beginning of period	$20.81	$35.08	$42.28	$42.08	$44.68	$43.76
Net investment income[4]	0.20	0.62	0.64	0.64	0.56	0.52
Net realized and unrealized gain (loss)
on investments	(6.11)	(8.94)	(3.52)	3.84	1.36	6.20
Total from investment operations	(5.91)	(8.32)	(2.88)	4.48	1.92	6.72
Less distributions
From net investment income	(0.50)[8]	(0.68)	(0.60)	(0.68)	(0.96)	(0.48)
From net realized gain	(0.62)[8]	(4.76)	(3.72)	(3.60)	(3.56)	(5.32)
From tax return of capital	—	(0.51)	—	—	—	—
Total distributions	(1.12)	(5.95)	(4.32)	(4.28)	(4.52)	(5.80)
Net asset value, end of period	$13.78	$20.81	$35.08	$42.28	$42.08	$44.68
Per share market value, end of period	$11.97	$17.80	$30.96	$39.20	$37.56	$40.56
Total return at net asset value (%)[5,6,7]	(27.63)[9]	(24.38)	(6.93)	12.07	5.44[10]	17.93[10]
Total return at market value (%)[5,7]	(26.50)[9]	(26.67)	(11.41)	16.41	3.68	21.37

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$291	$439	$740	$892	$888	$943
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.60[11]	1.49	1.44	1.46	1.47	1.47
Expenses net of all fee waivers	1.45[11]	1.34	1.29	1.29	1.32	1.39
Expenses net of all fee waivers
and credits	1.45[11]	1.34	1.29	1.29	1.32	1.39
Net investment income	2.74[11]	2.51	1.61	1.49	1.34	1.17
Portfolio turnover (%)	19	27	21	9	5	5

1 Semiannual period from 11-1-08 to 4-30-09. Unaudited.

2 Audited by previous Independent Registered Public Accounting Firm.

3 Per share data has been restated to reflect the effects of a 1-for-4 reverse stock split effective on December 29, 2008.

4 Based on the average of the shares outstanding.

5 Assumes dividend reinvestment.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

8 A portion of the distributions may be deemed a tax return of capital at year-end.

9 Not annualized.

10 Unaudited.

11 Annualized.

See notes to financial statements

14	Bank and Thrift Opportunity Fund | Semiannual report

Notes to financial statements (unaudited)

Note 1 Organization

John Hancock Bank and Thrift Opportunity Fund (the Fund) is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange (NYSE).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of the Adviser, is valued at its net asset value each business day.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157 (FAS 157). FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Semiannual report | Bank and Thrift Opportunity Fund	15

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$283,315,615	$—

Level 2 — Other Significant Observable Inputs	34,987,880	—

Level 3 — Significant Unobservable Inputs	1,415,993	—

Total	$319,719,488	$—

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, options and swap contracts, which are stated at value based upon futures’ settlement prices, foreign currency exchange forward rates, option prices and swap prices.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of October 31, 2008	$8,745,400	$—

Accrued discounts/premiums	730	—

Realized gain (loss)	—	—

Change in unrealized appreciation (depreciation)	(3,780,537)	—

Net purchases (sales)	—	—

Transfers in and/or out of Level 3	(3,549,600)	—

Balance as of April 30, 2009	$1,415,993	$—

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

16	Bank and Thrift Opportunity Fund | Semiannual report

Overdrafts

Pursuant to the custodian agreement, State Street Corporation (the Custodian) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Broker commission rebates

The Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund. Commission rebates are accounted for as a realized gain on securities and amounted to $1,917.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and foreign government and agency securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in JHCIT. Effective June 1, 2009, JHCIT merged into the John Hancock Collateral Investment Trust (the Collateral Trust), an affiliated registered investment company. For any shares held by the Fund in JHCIT (at the time of the merger), the Fund received shares in the Collateral Trust equivalent to the market value of the Fund’s investment in JHCIT. The Fund may receive compensation for lending its securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends quarterly. Capital gains, if any, are distributed annually. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $21,313,843, long-term capital gain $93,596,374 and return of capital $10,649,131.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ

Semiannual report | Bank and Thrift Opportunity Fund	17

from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. The final determination of tax characteristics of the Fund’s distribution will occur at the end of the year, at which time it will be reported to shareholders.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk related contingent features of the agreements. As of April 30, 2009, management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Note 3
Risk and uncertainties

Sector risk – financial services

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. The concentration is closely tied to a single sector of the economy which may cause the Fund to underperform other sectors. Specifically, financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund’s average weekly net asset value. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net asset value of the Fund. The Adviser agreed to limit the administration fee to 0.10% of the Fund’s average weekly net asset value. Accordingly, The expense reductions related to the administration fee amounted to $232,028 for the period ended April 30, 2009. The Adviser reserves the right to terminate this limitation in the future with Trustees’ approval. The net administrative fee compensation for the period amounted to $154,685.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. Mr. John G. Vrysen is a Board

18	Bank and Thrift Opportunity Fund | Semiannual report

member of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 6
Fund share transactions

Common shares

The Fund is authorized to issue an unlimited number of common shares with no par value. During the year ended October 31, 2008, and the period ended April 30, 2009, there were no shares issued or redeemed.

Note 7
Share repurchase plan

As a result of its periodic review of the options available to enhance shareholder value and potentially reduce the discount between the market price of the Fund’s shares and the Fund’s net asset value (NAV), the Board of Trustees have authorized a share repurchase plan. Under the share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares commencing May 7, 2009 through December 31, 2009. The share repurchase program is intended to increase the Fund’s NAV per share of the Fund’s remaining common shares.

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2009, aggregated $58,306,316 and $81,316,694, respectively.

Note 9
Managed distribution

The Fund continued its managed distribution plan in effect since January 2004, which requires the Fund to make quarterly distributions of at least 2.5% of the preceding calendar year end’s net asset value. During this period, the Fund announced quarterly distributions of $0.173 and $0.43 per share to shareholders of record as of December 31, 2008, and March 31, 2009, respectively.

On May 7, 2009, the Board of Trustees of the Fund approved the suspension of the Fund’s managed distribution plan effective with the Fund’s June distribution. While the plan is suspended, the Fund will continue to pay out any net investment income earned on the portfolio as well as any net realized capital gains on an annual basis, as required.

Note 10
Reverse stock split

On December 9, 2008, the Board of Trustees approved a 1-for-4 reverse stock split for common shares, effective December 29, 2008. The reverse stock split reduces the number of the Fund’s outstanding common shares from 84.4 million to 21.1 million.

Semiannual report | Bank and Thrift Opportunity Fund	19

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001, the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (Standard & Poor’s) or Ba or below by Moody’s Investors Service, Inc. (Moody’s) or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

Bylaws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the period ended April 30, 2009, dividends from net investment income totaling $0.50012 per share and capital gain distributions totaling $0.62188 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DIVIDEND[1]

December 31, 2008	$0.07012*
March 31, 2009	0.43000

CAPITAL GAIN
PAYMENT DATE	DISTRIBUTION[1]

December 31, 2008	$0.62188*

* Restated for 1-for-4 reverse stock split.

1 A portion of the distribution may be deemed a tax return of capital at year-end.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the Plan Agent), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of

20	Bank and Thrift Opportunity Fund | Semiannual report

a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee, or shareholders transferring such an account to a new broker or nominee, should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written con-firmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Semiannual report | Bank and Thrift Opportunity Fund	21

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852 -0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On May 18, 2009, an adjourned session of the Annual Meeting of the Shareholders of John Hancock Bank and Thrift Opportunity Fund was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting upon the proposals listed below:

Shareholders of the fund approved Proposal 1 and Proposal 2 and the votes cast were as follows:

Proposal 1: To elect six Trustees to serve until their respective successors have been duly elected and qualified.

		WITHHELD
	FOR	AUTHORITY

Deborah C. Jackson	10,123,104	1,758,071
Charles L. Ladner	10,136,736	1,744,439
Stanley Martin	10,146,969	1,734,206
John A. Moore	10,144,867	1,736,308
Gregory A. Russo	10,158,399	1,722,776
John G. Vrysen	10,142,910	1,738,265

Proposal 2: To adopt a new form of investment advisory agreement.

For	7,968,475
Against	1,544,674
Withheld	269,223
Broker Non-Votes	2,098,803

22	Bank and Thrift Opportunity Fund | Semiannual report

Evaluation by the Board of New Form of Investment Advisory Agreement

At its meeting on December 8–9, 2008, the Board, including all the Independent Trustees, approved a new form of Advisory Agreement for the Fund.

The Board, including the Independent Trustees, is responsible for selecting the Fund’s investment adviser, approving the Adviser’s selection of fund subadvisers and approving the Fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.

Consistent with SEC rules, the Board regularly evaluates the Fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Fund and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

• the nature, extent and quality of the services to be provided by the Adviser or subadviser, as the case may be, to the Fund;

• the investment performance of the Fund;

• the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

• the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with the Fund; and

• comparative services rendered and comparative advisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Fund’s Advisory Agreement.

At its meeting on June 10, 2008, the Board approved the annual continuation of the Advisory Agreement with respect to the Fund and considered each of the factors listed above. A discussion of the basis of the Board’s approval of the Advisory Agreement and its consideration of such factors at that meeting is included in the shareholder report dated October 31, 2008. A copy of the relevant report may be obtained by calling 1-800-225-5291 (TDD – 1-800-554-6713) or by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Salvatore Schiavone, and is also available on the Internet at www.jhfunds.com.

In evaluating the Advisory Agreement at its meeting on June 10, 2008, the Board reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data typically covered the period since the Fund’s inception through December 31, 2007;

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group;

(iii) the advisory fees of comparable portfolios of other clients of the Adviser;

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund;

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale;

(vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and

Semiannual report | Bank and Thrift Opportunity Fund	23

responsibilities of the Adviser’s compliance department;

(vii) the background and experience of senior management and investment professionals; and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser. In addition, the Board took into account the non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser supported renewal of the Advisory Agreement.

Fund performance

The Board considered the Fund’s performance results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board concluded that the Fund’s investment process and particular investments seemed consistent with the Fund’s investment objectives, strategy and style.

Investment advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services in comparison to the advisory fees for the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio and net expense ratio after waivers and reimbursements.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that

24	Bank and Thrift Opportunity Fund | Semiannual report

most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Fund’s advisory fees were not unreasonable, taking into account fee rates offered to others by the Adviser, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

December 2008 Meeting

In approving the proposed new form of Advisory Agreement at the December 8–9, 2008 meeting, the Board determined that it was appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). The Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. The Board, at the December 8–9, 2008 meeting, revisited particular factors to the extent relevant to the proposed new form of Agreement. In particular, the Board noted the skill and competency of the Adviser in its past management of the Fund’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for the Fund, including those who served as officers of the Fund, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Fund and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed new form of Advisory Agreement. The Board also took into consideration the extensive analysis and efforts undertaken by a working group comprised by a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, to evaluate the proposal to approve a new form of Agreement, prior to the Board’s December 8–9, 2008 meeting. The Board considered the differences between the current Advisory Agreement and proposed new form of Agreement, and agreed that the new Advisory Agreement structure would bring all advisory fee payment mechanics for the John Hancock Fund Complex into conformity and will result in greater administrative efficiencies for the Fund.

Semiannual report | Bank and Thrift Opportunity Fund	25

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham*	MFC Global Investment Management
Deborah C. Jackson*	(U.S.), LLC
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	State Street Bank and Trust Company
Steven R. Pruchansky
Gregory A. Russo	Transfer agent
John G. Vrysen†	Mellon Investor Services
*Member of the Audit Committee
†Non-Independent Trustee	Legal counsel
K&L Gates LLP
Officers
Keith F. Hartstein	Stock symbol
President and Chief Executive Officer	Listed New York Stock Exchange: BTO

Thomas M. Kinzler	For shareholder assistance
Secretary and Chief Legal Officer	refer to page 22

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Website at sec.gov or on our Website.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Website and the SEC’s Website, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Website www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

26	Bank and Thrift Opportunity Fund | Semiannual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P90SA 4/09
6/09

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: June 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: June 18, 2009

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: June 18, 2009